UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2023 (June 8, 2023)

Bath & Body Works, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction
of incorporation)

1-8344	31-1029810
(Commission File Number)	(IRS Employer Identification No.)

Three Limited Parkway Columbus, OH	43230
(Address of principal executive offices)	(Zip Code)

(614) 415-7000
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 Par Value	BBWI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Bath & Body Works, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 8, 2023. Stockholders of record as of April 10, 2023 were entitled to receive notice and vote at the Annual Meeting. The matters voted upon at the Annual Meeting, each of which is described in the Company’s 2023 Proxy Statement filed on April 18, 2023 (the “Proxy Statement”), and the results of the voting were as follows:

Election of Directors

Patricia S. Bellinger, Alessandro Bogliolo, Gina R. Boswell, Lucy O. Brady, Francis A. Hondal, Thomas J. Kuhn, Danielle M. Lee, Michael G. Morris, Sarah E. Nash, Juan Rajlin, Stephen D. Steinour, J.K. Symancyk and Steven E. Voskuil were elected to the Board of Directors of the Company (the “Board”) for a term of one year. Of the 205,552,918 shares present in person or represented by proxy at the meeting, the number of shares voted for, the number of shares voted against, the number of shares abstained and the number of broker non-votes were as follows, with respect to each of the nominees:

	For	Against	Abstain	Broker Non-Votes
Patricia S. Bellinger	183,474,788	7,850,433	681,211	13,546,487
Alessandro Bogliolo	188,659,393	2,660,331	686,708	13,546,487
Gina R. Boswell	190,761,740	569,656	675,036	13,546,487
Lucy O. Brady	190,809,151	517,054	680,226	13,546,487
Francis A. Hondal	188,598,309	2,735,048	673,075	13,546,487
Thomas J. Kuhn	190,705,417	543,593	757,422	13,546,487
Danielle M. Lee	188,552,716	2,780,697	673,018	13,546,487
Michael G. Morris	186,125,271	5,179,670	701,491	13,546,487
Sarah E. Nash	188,469,297	2,789,908	747,226	13,546,487
Juan Rajlin	190,778,355	555,037	673,040	13,546,487
Stephen D. Steinour	190,194,655	1,134,594	677,182	13,546,487
J.K. Symancyk	190,765,737	549,019	691,676	13,546,487
Steven E. Voskuil	190,802,150	529,687	674,594	13,546,487

Ratification of the Independent Registered Public Accountants

The appointment of Ernst & Young LLP as the Company’s independent registered public accountants for the 2023 fiscal year was ratified, with 200,475,474 shares voting for the appointment, 3,965,683 shares voting against the appointment and 1,111,762 shares abstaining.

Advisory Vote on Executive Compensation

The compensation of the Company’s named executive officers as described in the Proxy Statement was approved by the Company’s stockholders, on an advisory basis, with 130,660,460 shares voting for the Company’s executive compensation, 60,621,868 shares voting against the Company’s executive compensation, 724,103 shares abstaining and 13,546,487 broker non-votes. 68.31% of the shares voting on the proposal voted in favor of the proposal.

Advisory Vote to Determine the Frequency of Future Advisory Votes on Executive Compensation

The stockholders adopted, on an advisory basis, the option to hold an advisory vote on executive compensation every year, with a vote of 189,743,395 shares in favor of holding the advisory vote every year, 80,220 shares in favor of holding the advisory vote every two years and 1,626,667 shares in favor of holding the advisory vote every three years, with 556,149 shares abstaining and 13,546,487 broker non-votes.

Based on these results, the Company will hold an advisory vote on executive compensation every year until the next advisory vote on the frequency of advisory votes on executive compensation, which will occur no later than the Company’s Annual Meeting of Stockholders in 2029.

Stockholder Proposal Regarding an Independent Board Chair

The stockholder proposal regarding an independent board chair was rejected by the Company’s stockholders, with 61,346,765 shares voting for the proposal, 129,408,480 shares voting against the proposal, 1,251,187 shares abstaining and 13,546,487 broker non-votes. 32.16% of the shares voting on the proposal voted in favor of the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BATH & BODY WORKS, INC.

Date: June 12, 2023	By:	/s/ Michael C. Wu
		Name:	Michael C. Wu
		Title:	Chief Legal Officer and Corporate Secretary